--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

                                Greenwich Street
                                   California
                                    Municipal
                                   Fund, Inc.
--------------------------------------------------------------------------------
                                February 28, 1997

--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the period ended February 28, 1997. During the past six months, the Fund distributed income dividends totaling $0.29 per share and a capital gain of $0.33 per share. The table below shows the annualized distribution rates and six-month total returns based on the Fund's February 28, 1997 net asset value (NAV) per share and New York Stock Exchange
(NYSE) closing price:

                                 Annualized           Six-Month
        Price Per Share      Distribution Rate*     Total Return
        ---------------      ------------------     ------------
         $13.32 (NAV)              5.23%                6.52%
         $12.75 (NYSE)             5.46%               10.41%

The Fund performed roughly in line with the Fund's Lipper Analytical Services, Inc. peer group total return average of 6.04% on NAV for the same period. (Lipper Analytical Services, Inc. is a major fund tracking organization.)

Municipal Bond Market Update

The year ended February 28, 1997 proved to be a volatile one for both the municipal and the U.S. government bond markets. In early 1996, a significant bond market sell-off was precipitated by a pick-up in inflationary fears that was caused by unexpected strength in the U.S. economy and concerns that the Federal Reserve Board ("Fed") would tighten rates in response. In retrospect, those concerns were unfounded because Fed monetary policy did not change throughout 1996. In fact, as U.S. economic growth moderated and concerns about Fed tightening eased, bond prices improved significantly.

This bond market rally was in full swing in early December when Fed Chairman Alan Greenspan made his now infamous comment concerning "irrational exuberance" in the financial markets. In our view, Greenspan's comments caused a rise in U.S. interest rates that persists to this day.

California Economic Highlights

The California economy continues to display impressive growth. Led by the electronics, manufacturing, international trade and entertainment industries, employment gains continue to diversify and strengthen California's economy.

----------
* This distribution rate assumes monthly dividends at the current rate of $0.058 per share for twelve months.*

The state's robust job growth has in turn caused strong increases in both retail sales and industrial production. Although residential real estate prices have recently showed signs of leveling off, California's commercial real estate market has improved dramatically with lower office vacancies and stronger overall sales. In fact, the marked improvements in California's economy has helped its state budget revenues to consistently exceed forecasts throughout the year.

Fund's Investment Strategy

The Greenwich Street California Muncipal Fund's investment focus in California has been to purchase high grade essential service bonds such as transportation, water, and sewer bonds. These types of securities tend to be very liquid and should provide maximum upside potential if interest rates decline. In addition, since the California state economy has improved dramatically during the reporting period, we have recently added state general obligation bonds and state appropriated debt (i.e., bonds that rely on state budget appropriations for payment of debt service) to the Fund. As of February 28, 1997, the Fund's weighted average maturity was 25.4 years.

At the end of February, approximately 93% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Corporation or Moody's Investors Service Inc. with about 44.2% of the Fund invested in AAA bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.)

Municipal Bond Market Outlook

We believe that low inflation and some moderation of recent economic activity should be positive for interest rates for the balance of 1997. Notwithstanding any increase by the Fed in short-term rates, the prices of long bonds today relative to the rate of inflation bodes well for municipal bonds as the year progresses. Until we see a significant increase in inflation fundamentals, we remain positive about the municipal bond market's prospects.

In closing, thank you for investing in the Greenwich Street California Municipal Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. mcLendon                   /s/ J P Deane

Heath B. McLendon                       Joseph P. Deane
Chairman and                            Vice President and
Chief Executive Officer                 Investment Officer

April 2, 1997

                                   Joe Deane:

                               Morningstar, Inc.'s
                   Top-Rated Fixed Income Manager of the Year

               We are pleased to report that Joe Deane, your Fund's portfolio manager, has been named the top-rated fixed income manager of 1996 by Morningstar, Inc., a major fund ranking organization.

(photo)
Joe Deane


--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                          February 28, 1997
--------------------------------------------------------------------------------

  FACE
 AMOUNT       RATING                    SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
Education -- 10.9%
                    California Education Facility Authority:
$ 2,100,000    A1*      Loyola Marymount University, 5.750% due 10/1/24        $2,084,250
  2,000,000    A*       Southwestern University, 6.700% due 11/1/24             2,122,500
  1,400,000    A      California State Public Works Board, Various California
                        State Universities, Series B, 5.550% due 9/1/16         1,368,500
------------------------------------------------------------------------------------------
                                                                                5,575,250
------------------------------------------------------------------------------------------
General Obligation -- 3.5%
  1,865,000    AAA    California State GO, FGIC-Insured, 5.375% due 6/1/26      1,802,056
------------------------------------------------------------------------------------------
Hospital -- 19.3%
                      California Health Facility Financing Authority:
  1,930,000    A        Daniel Freeman Hospital, 6.500% due 5/1/20              2,028,913
  2,000,000    Aa*      Kaiser Permanente Hospital, 5.550% due 8/15/25          1,942,500
  2,000,000    AA     California Statewide Community Development Authority,
                        COP, St. Joseph's Hospital, 6.625% due 7/1/21(a)        2,145,000
  2,000,000    AA-    Fresno Health Facility Revenue, Holy Cross Health
                        System, 5.625% due 12/1/15                              1,962,500
  1,750,000    A      Torrence Hospital Revenue, Little Company of Mary
                        Hospital, 6.875% due 7/1/15                             1,859,375
------------------------------------------------------------------------------------------
                                                                                9,938,288
------------------------------------------------------------------------------------------
Housing -- 6.9%
  1,400,000    Aa*    California HFA Home Mortgage, Series E,
                        6.375% due 8/1/27(b)                                    1,431,500
  2,000,000    AAA    Santa Rosa Mortgage Revenue, Village Square
                        Apartments, FHA-Insured, 6.875% due 9/1/27              2,122,500
------------------------------------------------------------------------------------------
                                                                                3,554,000
------------------------------------------------------------------------------------------
Miscellaneous -- 11.1%
  2,000,000    AAA    California State Public Works Board, Department of
                        Corrections, AMBAC-Insured, 5.250% due 1/1/21           1,892,500
    200,000    SP-1+  California State Revenue Anticipation Notes,
                        Series C-5, 3.300% due 6/30/97(c)                         200,000
  2,000,000    AAA    Los Angeles Convention and Exhibition Center Authority
                        Lease Revenue, MBIA-Insured, 5.375% due 8/15/18         1,905,000
  1,675,000    AAA    Orange County 1996 Recovery COP,
                        Series A, MBIA-Insured, 6.000%  due 7/1/26              1,708,500
------------------------------------------------------------------------------------------
                                                                                5,706,000
------------------------------------------------------------------------------------------
Tax Allocation -- 11.7%
  2,100,000    Baa*   Hawthorne Community Redevelopment Agency,
                        Tax Allocation, 6.700% due 9/1/20                       2,173,500
  2,000,000    AAA    Rancho Cucamonga Redevelopment Agency, Tax
                        Allocation, MBIA-Insured, 5.250% due 9/1/26             1,882,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)              February 28, 1997
--------------------------------------------------------------------------------

  FACE
 AMOUNT       RATING                    SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
$ 2,000,000    AAA    San Jose Redevelopment Agency, Tax Allocation,
                        MBIA-Insured, 5.250% due 8/1/16                        $1,927,500
------------------------------------------------------------------------------------------
                                                                                5,983,500
------------------------------------------------------------------------------------------
Transportation -- 14.3%
  2,000,000    BBB-   Foothill Eastern Transportation, California Toll Revenue,
                        6.000% due 1/1/34(a)                                    2,002,500
  2,000,000    AAA    Los Angeles County Metropolitan Transportation Authority,
                        Sales Tax Allocation, MBIA-Insured, 5.625% due 7/1/18   1,990,000
 20,000,000    NR     San Joaquin Hills Transportation Corridor Agency,
                        Senior Lien Toll, zero coupon due 1/1/26                3,375,000
------------------------------------------------------------------------------------------
                                                                                7,367,500
------------------------------------------------------------------------------------------
Water & Sewer -- 22.3%
  1,240,000    AAA    Anaheim Public Finance Authority, Water Utility,
                   (Lenain Filtration Project), FGIC-Insured,
                        5.250% due 10/1/19                                      1,182,650
  2,000,000    AA     California State Department of Water Revenue,
                        Series L, 5.500% due 12/1/23                            1,930,000
  2,140,000    AAA    East Bay Mud Wastewater System, FGIC-Insured,
                        5.000% due 6/1/26                                       1,939,375
  2,000,000    BBB+   Kings County Waste Management Authority, Solid
                        Waste Revenue, 7.200% due 10/1/14(b)                    2,152,500
  1,000,000    AAA    Redding Joint Powers Financing Authority, Waste Water
                        Revenue, FGIC-Insured, 5.500% due 12/1/18                 986,250
                   San Diego PCFA Sewer Revenue, FGIC-Insured:
  1,500,000    AAA      5.000% due 5/15/20                                      1,381,875
  2,000,000    AAA      Series B, 5.250% due 5/15/27                            1,882,500
------------------------------------------------------------------------------------------
                                                                               11,455,150
------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost-- $46,885,737**)                                  $51,381,744
------------------------------------------------------------------------------------------

(a) Security segregated by Custodian for open market purchase commitment.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**  Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 6 and 7 for the definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   --  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  --  Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------
SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------
AMBAC   --  American Municipal Bond Assurance Corporation
CGIC    --  Capital Guaranty Insurance Company
COP     --  Certificate of Participation
FGIC    --  Financial Guaranty Insurance Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage Corporation
FLAIRS  --  Floating Adjustable Interest Rate Securities
FNMA    --  Federal National Mortgage Association
FSA     --  Financial Security Assurance
GIC     --  Guaranteed Investment Contract
GNMA    --  Government National Mortgage Association
GO      --  General Obligation
HFA     --  Housing Finance Agency
IDA     --  Industrial Development Agency
IDR     --  Industrial Development Revenue
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors Assurance Corporation
PCFA    --  Pollution Control Financing Authority
PCR     --  Pollution Control Revenue
PSFG    --  Permanent School Fund Guaranty
RIBS    --  Residual Interest Bonds

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)              February 28, 1997
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost-- $46,885,737)                       $ 51,381,744
  Cash                                                                   53,398
  Interest receivable                                                   721,519
  Deferred organization costs                                            52,734
--------------------------------------------------------------------------------
  Total Assets                                                       52,209,395
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    3,299,523
  Dividends payable                                                     108,236
  Management fees payable                                                33,608
  Accrued expenses                                                       44,661
--------------------------------------------------------------------------------
  Total Liabilities                                                   3,486,028
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 48,723,367
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                      $      3,658
  Capital paid in excess of par value                                43,831,350
  Undistributed net investment income                                   130,053
  Accumulated net realized gain from security transactions              262,299
  Net unrealized appreciation of investments                          4,496,007
------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $13.32 a share on 3,658,334 shares of $0.001
par value outstanding; 500,000,000 shares authorized)              $ 48,723,367
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended February 28, 1997

INVESTMENT INCOME:
  Interest                                                           $1,432,613
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                              217,804
  Audit and legal                                                        23,554
  Shareholder and system servicing fees                                  17,881
  Shareholder communications                                             13,885
  Amortization of deferred organization cost                             10,121
  Directors' fees                                                         1,984
  Pricing service fees                                                    1,785
  Custody                                                                 1,210
  Other                                                                   4,833
--------------------------------------------------------------------------------
  Total Expenses                                                        293,057
--------------------------------------------------------------------------------
Net Investment Income                                                 1,139,556
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions (excluding short-term securities):
    Proceeds from sales                                              12,302,910
    Cost of securities sold                                          11,747,817
--------------------------------------------------------------------------------
  Net Realized Gain                                                     555,093
--------------------------------------------------------------------------------
  Changes in Net Unrealized Appreciation of Investments:
    Beginning of period                                               3,228,979
    End of period                                                     4,496,007
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             1,267,028
--------------------------------------------------------------------------------
Net Gain on Investments                                               1,822,121
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $2,961,677
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended February 28, 1997 (unaudited) and the Year Ended August 31, 1996

                                                        1997            1996
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                             $ 1,139,556     $ 2,318,811
  Net realized gain                                     555,093         914,456
  Increase in net unrealized appreciation             1,267,028         179,466
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              2,961,677       3,412,733
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                              (1,060,917)     (2,546,193)
  Net realized gains                                 (1,207,250)        (86,528)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (2,268,167)     (2,632,721)
--------------------------------------------------------------------------------
Increase in Net Assets                                  693,510         780,012
NET ASSETS:
  Beginning of period                                48,029,857      47,249,845
--------------------------------------------------------------------------------
  End of period*                                    $48,723,367     $48,029,857
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:     $130,053         $51,414
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

     The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

      2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

--------------------------------------------------------------------------------
      Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. MANAGEMENT AGREEMENT AND AFFILIATED TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and two directors of the Fund are employees of Smith Barney
Inc.

      4. INVESTMENTS

     For the six months ended February 28, 1997 the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $12,583,434
--------------------------------------------------------------------------------
Sales                                                               12,302,910
--------------------------------------------------------------------------------
     At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of investments were as follows:
--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $ 4,524,194 *
Gross unrealized depreciation                                          (28,187)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 4,496,007 *
--------------------------------------------------------------------------------
* Substantially the same for Federal income tax purposes.

      5. PORTFOLIO CONCENTRATION

     Since each Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                             1997(1)       1996     1995(2)(3)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $13.13        $12.92     $12.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                     0.31          0.63       0.60
  Net realized and unrealized gain             0.50          0.30       0.84
--------------------------------------------------------------------------------
Total Income From Operations                   0.81          0.93       1.44
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.29)        (0.70)     (0.52)
  Net realized gains                          (0.33)        (0.02)        --
--------------------------------------------------------------------------------
Total Distributions                           (0.62)        (0.72)     (0.52)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $13.32        $13.13     $12.92
--------------------------------------------------------------------------------
Total Return, Based on Market Value           10.41%++      11.92%      0.25%++
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         6.52%++       7.96%     12.24%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $48,723       $48,030    $47,250
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                  1.21%+        1.15%      1.02%+
  Net investment income                        4.70+         4.75       5.16+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          25%           42%         7%
--------------------------------------------------------------------------------
Market Value, End of Period                 $12.750       $12.125     $11.500
--------------------------------------------------------------------------------

(1) For the six months ended February 28, 1997 (unaudited).
(2) Based on the weighted average shares outstanding for the period.
(3) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(4) The Manager has waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.01 and the expense ratio would have been 1.14%, annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the period:

                           AMEX
  Record     Payable      Closing     Net Asset      Income       Reinvestment
   Date       Date        Price+        Value+      Declared          Price
--------------------------------------------------------------------------------
 12/14/94   12/20/94    $10.875       $11.48       $0.05800         $10.27
  1/17/95    1/24/95     11.125        11.78        0.05800          11.27
  2/14/95    2/21/95     11.625        12.46        0.05800          11.77
  3/14/95    3/21/95     11.625        12.71        0.05800          11.77
  4/11/95    4/18/95     11.500        12.92        0.05800          11.65
  5/16/95    5/23/95     11.750        13.03        0.05800          11.77
  6/20/95    6/23/95     11.750        13.08        0.05800          12.02
  7/25/95    7/28/95     11.750        12.81        0.05800          11.95
  8/22/95    8/25/95     11.625        12.70        0.05800          11.65
  9/26/95    9/29/95     11.500        12.99        0.05800          11.65
 10/24/95   10/27/95     11.625        13.27        0.05800          11.77
 11/20/95   11/24/95     11.875        13.48        0.05800          12.02
 12/26/95   12/29/95     12.000        13.80        0.05800          12.02
 12/26/95*  12/29/95     12.000        13.80        0.02365          12.02
  1/23/96    1/26/96     12.063        13.75        0.05800          12.14
  2/20/96    2/23/96     11.938        13.78        0.05800          12.05
  3/26/96    3/29/96     11.750        13.27        0.05800          12.05
  4/23/96    4/26/96     12.000        13.10        0.05800          12.10
  5/28/96    5/31/96     12.000        13.19        0.05800          12.03
  6/25/96    6/28/96     12.000        12.96        0.05800          12.09
  7/23/96    7/26/96     12.375        13.14        0.05800          12.41
  8/27/95    8/30/96     12.125        13.27        0.05800          12.14
  9/24/96    9/27/96     11.875        13.25        0.05800          12.01
 10/22/96   10/25/96     12.000        13.43        0.05800          12.14
 11/25/96   11/29/96     12.500        13.73        0.05800          12.76
  12/3/96*  12/13/96     12.375        13.49        0.33000          12.76
  1/28/97    1/31/97     12.563        13.12        0.05800          12.75
  2/25/97    2/28/97     12.500        13.42        0.05800          12.64
--------------------------------------------------------------------------------
+ Effective October 24, 1995, the Fund changed its valuation date from payable date to record date. For the period from December 14, 1994 through September 26, 1995, the AMEX closing price and net asset value are as of payable date.
*  Capital gain distribution.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

     Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc. as plan agent ("Plan Agent") in additional shares of the Fund's Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

     Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in Street Name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check, mailed directly to the record holder by the Plan Agent.

     If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

     If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issue the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

     The automatic reinvestment of distributions does not relieve participants of any Federal income tax that may be payable on such distributions.

     The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Greenwich Street
California
Municipal Fund Inc.

Directors
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers
Heath B. McLendon
Chief Executive Officer
Jessica M. Bibliowicz
President
Lewis E. Daidone
Senior Vice President
and Treasurer
Joseph P. Deane
Vice President
Thomas M. Reynolds
Controller
Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual
Funds Management Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Greenwich Street
California Municipal
Fund Inc.
388 Greenwich Street
New York,  New York 10013


FD01108 4/97